EXHIBIT 2

                           SPECIAL POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned has made, constituted and appointed, and by these presents does make, constitute and appoint, Paul M. Daugerdas his true and lawful attorney-in-fact and agent, for him and in his name, place and stead to execute, acknowledge, deliver and file any and all filings required by Section 13 of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder, including, but not limited to Schedules 13D and any amendments thereto, hereby ratifying and confirming all that said attorney-in-fact and agent may do or cause to be done by virtue hereof.

     The validity of this Power of Attorney shall not be affected in any manner by reason of the execution, at any time, of other powers of attorney by the undersigned in favor of persons other than the attorney-in-fact named herein.

     WITNESS THE EXECUTION HEREOF this 30th day of June, 1997.



                                    MIDWEST CAR CORPORATION


                                    By: /s/ James A. Gustman
                                        --------------------
                                    Its:President


State of
         -------------------
County of
         -------------------



                                         ---------------------
                                         Notary Public

                           SPECIAL POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned has made, constituted and appointed, and by these presents does make, constitute and appoint, Paul M. Daugerdas his true and lawful attorney-in-fact and agent, for him and in his name, place and stead to execute, acknowledge, deliver and file any and all filings required by Section 13 of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder, including, but not limited to Schedules 13D and any amendments thereto, hereby ratifying and confirming all that said attorney-in-fact and agent may do or cause to be done by virtue hereof.

     The validity of this Power of Attorney shall not be affected in any manner by reason of the execution, at any time, of other powers of attorney by the undersigned in favor of persons other than the attorney-in-fact named herein.

     WITNESS THE EXECUTION HEREOF this 2nd day of July, 1997.






                                    /s/ Dale E. Ritter
                                   ----------------------

                                    DALE E. RITTER

State of
         -------------------
County of
         -------------------



                                        ---------------------
                                         Notary Public

                           SPECIAL POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned has made, constituted and appointed, and by these presents does make, constitute and appoint, Paul M. Daugerdas his true and lawful attorney-in-fact and agent, for him and in his name, place and stead to execute, acknowledge, deliver and file any and all filings required by Section 13 of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder, including, but not limited to Schedules 13D and any amendments thereto, hereby ratifying and confirming all that said attorney-in-fact and agent may do or cause to be done by virtue hereof.

     The validity of this Power of Attorney shall not be affected in any manner by reason of the execution, at any time, of other powers of attorney by the undersigned in favor of persons other than the attorney-in-fact named herein.

     WITNESS THE EXECUTION HEREOF this 2nd day of July, 1997.






                               /s/ Larry A. Ritter
                              ---------------------------------
                               LARRY A. RITTER


                               /s/ Mary Jane Ritter
                              ---------------------------------
                               MARY JANE RITTER


State of
         -------------------
County of
         -------------------



                                        ---------------------
                                         Notary Public

                           SPECIAL POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned has made, constituted and appointed, and by these presents does make, constitute and appoint, Paul M. Daugerdas his true and lawful attorney-in-fact and agent, for him and in his name, place and stead to execute, acknowledge, deliver and file any and all filings required by Section 13 of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder, including, but not limited to Schedules 13D and any amendments thereto, hereby ratifying and confirming all that said attorney-in-fact and agent may do or cause to be done by virtue hereof.

     The validity of this Power of Attorney shall not be affected in any manner by reason of the execution, at any time, of other powers of attorney by the undersigned in favor of persons other than the attorney-in-fact named herein.

     WITNESS THE EXECUTION HEREOF this 5th day of August, 1997.




                          /s/ Cline Tucker
                          ----------------------------------
                          CLINE TUCKER


                          /s/ Patricia Mack-Tucker
                          --------------------------------
                          PATRICIA MACK-TUCKER



State of
         -------------------
County of
         -------------------



                                         ---------------------
                                         Notary Public

                           SPECIAL POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned has made, constituted and appointed, and by these presents does make, constitute and appoint, Paul M. Daugerdas his true and lawful attorney-in-fact and agent, for him and in his name, place and stead to execute, acknowledge, deliver and file any and all filings required by Section 13 of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder, including, but not limited to Schedules 13D and any amendments thereto, hereby ratifying and confirming all that said attorney-in-fact and agent may do or cause to be done by virtue hereof.

     The validity of this Power of Attorney shall not be affected in any manner by reason of the execution, at any time, of other powers of attorney by the undersigned in favor of persons other than the attorney-in-fact named herein.

     WITNESS THE EXECUTION HEREOF this 24th day of July, 1997.





                                    /s/ Joseph C. Lunkeos
                                    ----------------------
                                    JOSEPH LUNKEOS


State of
         -------------------
County of
         -------------------



                                         ---------------------
                                         Notary Public

                           SPECIAL POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned has made, constituted and appointed, and by these presents does make, constitute and appoint, Paul M. Daugerdas his true and lawful attorney-in-fact and agent, for him and in his name, place and stead to execute, acknowledge, deliver and file any and all filings required by Section 13 of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder, including, but not limited to Schedules 13D and any amendments thereto, hereby ratifying and confirming all that said attorney-in-fact and agent may do or cause to be done by virtue hereof.

     The validity of this Power of Attorney shall not be affected in any manner by reason of the execution, at any time, of other powers of attorney by the undersigned in favor of persons other than the attorney-in-fact named herein.

     WITNESS THE EXECUTION HEREOF this 28th day of July, 1997.



                               NATIONAL CAR RENTAL OF OKLAHOMA CITY, INC.


                               By:  /s/ Jerry Bugg
                                    ----------------------------
                               Its: President


State of
         -------------------
County of
         -------------------



                                         ---------------------
                                         Notary Public

                           SPECIAL POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned has made, constituted and appointed, and by these presents does make, constitute and appoint, Paul M. Daugerdas his true and lawful attorney-in-fact and agent, for him and in his name, place and stead to execute, acknowledge, deliver and file any and all filings required by Section 13 of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder, including, but not limited to Schedules 13D and any amendments thereto, hereby ratifying and confirming all that said attorney-in-fact and agent may do or cause to be done by virtue hereof.

     The validity of this Power of Attorney shall not be affected in any manner by reason of the execution, at any time, of other powers of attorney by the undersigned in favor of persons other than the attorney-in-fact named herein.

     WITNESS THE EXECUTION HEREOF this 28th day of June, 1997.



                          NATIONAL CAR RENTAL, INC.


                          By:  /s/ Charles J. Aton
                               ----------------------------
                          Its: President




State of
         -------------------
County of
         -------------------



                                         ---------------------